SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 18, 1997

                       Equicon Mortgage Loan Trust 1994-1
             (Exact name of registrant as specified in its charter)


New York                            033-75002-01        41-1787000, 41-1787002
(State or other jurisdiction       (Commission           (I.R.S. Employer
of incorporation                   File Number)          Identification No.


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 884-2000



ITEM 5.  OTHER EVENTS

On March 18, 1997, a distribution was made to holders of The Equicon Mortgage Loan Trust 1994-1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

                           Item 601(a)
                           of Regulation S-K
                           Exhibit Number

                           99.1 -- Monthly report distributed to holders of Equicon Mortgage Loan Trust 1994-1 relating to the March 18, 1997, distribution.





                                   SIGNATURES

                 Pursuant to the requirements of the Securities
                    Exchange Act of 1934, the registrant has
                     duly caused this report to be signed on
                     its behalf by the undersigned thereunto
                                duly authorized.

                       Equicon Mortgage Loan Trust 1994-1
                                  (Registrant)

By:  Norwest Bank of Minnesota, N.A.
         as Trustee
By:  /s/ Sherri J. Sharps
Name:  Sherri J. Sharps
Title:  Vice president
Date:  April 4, 1997


                                INDEX OF EXHIBITS

Exhibit
Number                     Description

EX-99.1 Monthly report distributed to holders of Equicon Mortgage Loan Trust 1994-1 relating to the March 18, 1997, distribution.